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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21308

Alger Global Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

ALGER GLOBAL GROWTH FUND

SEMI-ANNUAL REPORT

APRIL 30, 2017 (UNAUDITED)

Table of Contents

ALGER GLOBAL GROWTH FUND

Shareholders’ Letter	1
Fund Highlights	8
Portfolio Summary	10
Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	26
Additional Information	41

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Shareholders' Letter April 30, 2017

Dear Shareholders,

Economic Strength Sustains Bull Market
Global equities advanced during the six-month reporting period ended April 30, 2017, with the MSCI ACWI Index generating a 12.06% return. In the U.S., the S&P 500 Index outperformed the MSCI ACWI Index with a 13.32% return. Growth stocks, broadly speaking, outperformed with the Russell 3000 Growth Index generating a 15.47% return.
Small capitalization growth equities were even stronger as illustrated by the 18.48% return of the Russell 2000 Growth Index.

We maintain that expectations for strengthening economic growth worldwide and improving corporate earnings have been the primary drivers of equity performance. We also believe that ongoing innovation, including medical breakthroughs and internet-based technology, is supporting equities.

Yet, some commentators have attributed recent equity gains to the U.S. presidential election.
Others have said it has been momentum trading. If it were either of those factors, we believe a temporary decline of equities that occurred in March following growing concerns over Washington’s ability to pass meaningful legislation would have been more severe. In regard to economic factors, consider the following:

• Consumer and business confidence have risen to at or near their highest levels in more than a decade.
• Wage growth is also accelerating. In December, hourly wages among private employers increased 2.9%, the highest rate since the financial crisis. Wages continued to increase during the first four months of this year.
• Corporate profits, meanwhile, are strengthening. At the end of the reporting period, Wall Street analysts expected first quarter S&P 500 earnings per share
(EPS) to increase 12% year over year for the first quarter of 2017—the high-
est rate in five years.
• The Conference Board’s Leading Economic Index has been climbing in a fairly steady manner since 2009 and hit a record high of 126.7 in March of this year.

Economic Growth Extends Beyond U.S.
Investor sentiment was also supported by expectations for improving economic growth abroad. Indeed, 2017 may be the first time since 2010 that all G-20 countries simultaneously experience economic growth and help strengthen corporate fundamentals. The encouraging outlook helped extend the equity rally beyond the U.S. as illustrated by the MSCI Emerging
Markets Index gaining 9.03% and the MSCI ACWI ex USA Index gaining 10.61%. A perception that geopolitical risk, including elections in France, was moderating supported investor sentiment. Upward revisions for earnings for both developed and emerging markets and strengthening Purchasing Managers’ Index readings in Europe and China were also encouraging.

Our view has consistently been that the economic recovery would be longer and stronger than expected, but also slower in pace due to the severity and nature of the 2008/2009 bear market and recession. While improving economic conditions are likely to make the Federal
Reserve more aggressive in its tightening, we don’t believe that monetary policy changes will derail the expansion. We note that the U.S. does not typically enter into a recession until about three years after material Fed tightening, which we maintain is just starting now.
Rising equity valuations concern some investors, but growth sectors such as Information
Technology and Health Care are trading in line or at a discount to their 20-year median price-to-earnings (P/E) ratios.

It is also reasonable to argue that with extremely low interest rates, equity multiples should be higher than their current levels.

Skepticism Versus Euphoria
In the face of new market highs for equities, many commentators are calling for a market correction, with the average analyst rating for S&P 500 companies being approximately one standard deviation below the average over the past decade. If bull markets begin in despair and end in euphoria as we believe, then the equity market still has room to run, particularly given strong fundamentals.

One asset class where we continue to see euphoria, however, is fixed income. Investors’
craving for fixed income exists despite the expensive valuations of bonds. Treasury bond yields are normally tightly linked to nominal GDP growth (both averaged 6.5% over the past
50 years), but current 10-year yields are more than two percentage points below next year’s estimated nominal GDP growth rate. Keep in mind that a one percentage point increase in interest rates should theoretically cause an 8% decline in the price of a 10-year bond. A historically wide disparity, meanwhile, exists between equity and bond valuations. When considering the wide disparity, two scenarios are possible: fixed income yields will rise and bond returns will be very disappointing or equity yields will fall (i.e. P/E ratios will rise) and stock returns will be strong. Under both scenarios, equities would outperform.

A rotation from bonds and bond-like stocks to equities would also have implications for active investing. Over the past few years, investors have favored bond-like equities (including those with weak fundamentals) as an alternative to low-yielding fixed income securities.
This behavior weighed on active managers who focus on identifying strong businesses rather than pursuing dividend quality. The fact is that rising interest rates have typically been associated with active investing outperforming passive and we believe that may be the case going forward. We are optimistic that we have seen the cyclical lows in interest rates and active investing.

Navigating the Ship Forward
While we think that the economic expansion can continue, we believe that a good captain does not simply look at calm waters and expect smooth sailing; rather, it is prudent to be prepared for all weather conditions. As bottom-up focused growth investors, we concentrate on building a boat or investment portfolio that we believe can sail through whatever conditions lie ahead. Instead of changing course based on which way economic winds are blowing (e.g. rotating to cyclical stocks when the economy is strong or to defensive stocks when it appears to be weakening), we focus on finding companies that can take market share and grow in both good and bad times.

The best risk management we know of is to understand our companies as well or better than anyone else, feel confident in their growth under multiple scenarios, and let the strength of their management teams and competitive advantages create value for our clients. Our research and experience shows that there are always areas of the economy that are growing, irrespective of where we are in market or economic cycles. For example, during the Global
Financial Crisis that occurred from the second quarter of 2008 until the second quarter of
2011, U.S. GDP was somewhat flat, but U.S. internet advertising and e-commerce grew over
30%. Companies that exploited that growth generated strong returns.

Innovation is Strong
We see many areas that seem poised to grow regardless of economic conditions. They range from established growth industries such as cloud computing and the mobile internet to emerging technologies such as artificial intelligence (AI).

We believe the following factors will support rapid growth of AI:

• Hardware improvements.
• Algorithm development.
• Storage efficiency.
Those factors are driving a revolution in what computers and robots can do including how they interact with us. It has long been established that technology is increasing at an ever faster rate, as popularized by Moore’s Law, but recent advances in the fundamentals that drive AI are simply astounding. For example, CPU deep learning performance has increased by 65 times in four years. These types of technological leaps are allowing computers to actually learn on their own—an AI program named Libratus, developed at Carnegie Mellon, recently beat some of the world’s best poker players. The truly incredible thing is not that it won, but that it taught itself and developed its own strategy.

AI will change many industries. In health care, doctors struggle to keep up with technology given the thousands of medical studies that are published each day. Yet, in one experiment, not only did IBM’s AI supercomputer, Watson, recommend the same treatments for cancer patients as oncologists 99% of the time, but incredibly it also found additional treatment options that physicians had not identified in 30% of the cases, potentially giving patients new hope. In transportation, cars are learning to drive themselves much more safely with Google, for instance, achieving an error rate of 2 per 10,000 miles driven in 2016, a huge 75% drop from the previous year. Some AI applications are already in use. It is estimated that 35%
of Amazon’s current sales are generated with its AI-curated personal recommendations.
According to a UBS survey, nearly 90% of large U.S. companies have a cognitive computing project underway and 20% expect machine learning to have a business impact within a year.

The huge computing power needed to drive these projects forward will be aided by services or platforms such as those from Google, Amazon, and Microsoft.

Conclusion
Finding areas of growth and companies that we believe will benefit from them, no matter what the environment, is our passion and expertise. Regardless of economic conditions, we believe our time-tested philosophy of focusing on Positive Dynamic Change has strong potential for producing attractive results for our clients and partners.

Portfolio Matters

The Alger Global Growth Fund returned 10.40% for the fiscal six-month period ended
April 30, 2017, compared to the 12.06% return of the MSCI ACWI Index.

An overweight of the United States provided one of the largest contributions to relative performance, while stock selection resulted in China, India, and the Netherlands also being among top contributors to results. Stock selection, however, resulted in Australia, Canada,
Switzerland, and the United Kingdom being among top detractors from performance.

During the reporting period, the largest sector weightings were Financials and Information
Technology. The largest sector overweight was Energy and the largest underweight was
Consumer Staples. The Information Technology and Health Care sectors provided the largest contributions to performance, while Consumer Discretionary and Consumer Staples were among sectors that detracted from results.

Comcast Corporation, Cl. A; Bank of America Corp.; Apple, Inc.; JPMorgan Chase & Co.;
and Western Digital Corp. were among top contributors to performance. Shares of Apple performed strongly in response to the company continuing to generate strong iPhone sales.

Conversely, CVS Caremark Corp.; Encana Corp.; Whiting Petroleum Corp.; Corporacion
Inmobiliaria Vesta S.A.B. de C.V.; and Imperial Brands PLC were among top detractors from results. CVS Caremark operates retail pharmacies and also serves as a third-party administrator for prescription programs offered by employers and other entities. The shares detracted from performance late in 2016 in response to CVS losing two large health-plan clients in the company’s retail pharmacy business. As a result, the company lowered its earnings guidance.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represent past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of April 30, 2017. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where the Fund can invest may have restrictions that could limit access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.
For a prospectus or a summary prospectus containing this and other information about the Alger Global Growth Fund call us at (800) 992-3863 or visit us at www.
alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,
SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• S&P 500 Index: An index of large company stocks considered representative of the U.S. stock market.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI): An unmanaged, market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA: An unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.
• Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.
• The Conference Board’s Leading Economic Indicator Index is based on a va-
riety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• The Purchasing Managers' Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indi-
cators: new orders, inventory levels, production, supplier deliveries and the employment environment.

FUND PERFORMANCE AS OF 3/31/17 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Global Growth Class A (Inception 11/3/03)	3.92%	5.12%	3.70%	8.31%
Alger Global Growth Class C (Inception 3/3/08)*	7.85%	5.46%	3.52%	7.97%
Alger Global Growth Class I (Inception 5/31/13)	9.90%	n/a	n/a	7.43%
Alger Global Growth Class Z (Inception 5/31/13)	10.17%	n/a	n/a	7.71%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Beginning May 31, 2013 Alger Global Growth Fund changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States; its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan) and the United States.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March 3,
2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL GROWTH FUND
Fund Highlights Through April 30, 2017

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global Growth
Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (unmanaged index of common stocks) for the ten years ended April 30, 2017. Beginning May 31, 2013 Alger Global Growth Fund
changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States.
Its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan)
and the United States. Figures for the Alger Global Growth Fund Class A shares, and the MSCI ACWI Index include reinvestment of dividends. Performance for the Alger Global Growth Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GLOBAL GROWTH FUND
Fund Highlights Through April 30, 2017 (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/3/2003
Class A (Inception 11/3/03)	4.65%	5.68%	3.41%	8.39%
Class C (Inception 3/3/08)*	8.62%	6.02%	3.23%	8.04%
MSCI ACWI Index	15.77%	9.55%	4.27%	7.76%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	10.63%	n/a	n/a	7.71%
Class Z (Inception 5/31/13)	10.87%	n/a	n/a	7.99%
MSCI ACWI Index	15.77%	n/a	n/a	8.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to March
3, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
April 30, 2017 (Unaudited)

Alger Global Growth
COUNTRY	Fund
Australia	1.2%
Brazil	1.2
Canada	3.1
China	4.1
France	3.8
Germany	5.9
Hong Kong	1.5
India	1.5
Japan	3.8
Netherlands	1.9
Norway	0.5
Philippines	0.5
South Africa	0.4
South Korea	1.5
Spain	1.2
Sweden	0.9
Switzerland	1.8
Taiwan	0.4
United Kingdom	1.8
United States	60.5
Cash and Net Other Assets	2.5
100.0%

† Based on net assets for the Fund.

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Unaudited) April 30, 2017

COMMON STOCKS—96.2%	SHARES	VALUE
AUSTRALIA—1.2%
DIVERSIFIED METALS & MINING—1.2%
BHP Billiton Ltd.	19,000	$338,275
(Cost $299,133)
BRAZIL—1.2%
DRUG RETAIL—0.4%
Raia Drogasil SA	5,511	117,096
REAL ESTATE OPERATING COMPANIES—0.8%
BR Malls Participacoes SA	48,861	216,257
TOTAL BRAZIL
(Cost $275,963)		333,353
CANADA—3.1%
DIVERSIFIED BANKS—1.1%
Royal Bank of Canada	4,500	308,132
LIFE & HEALTH INSURANCE—1.0%
Manulife Financial Corp.	15,500	271,836
OIL & GAS EXPLORATION & PRODUCTION—1.0%
Encana Corp.	27,000	288,978
TOTAL CANADA
(Cost $882,129)		868,946
CHINA—4.1%
INTERNET SOFTWARE & SERVICES—4.1%
Alibaba Group Holding Ltd.#*	4,162	480,711
Tencent Holdings Ltd.	22,085	691,988
		1,172,699
(Cost $418,455)
FRANCE—3.8%
DIVERSIFIED BANKS—2.0%
BNP Paribas SA	5,400	381,099
Societe Generale SA	3,000	164,491
		545,590
INTEGRATED OIL & GAS—1.8%
TOTAL SA	9,700	497,910
TOTAL FRANCE
(Cost $942,163)		1,043,500
GERMANY—5.9%
ADVERTISING—0.6%
Stroeer SE & Co KGaA	2,800	161,908
APPLICATION SOFTWARE—1.3%
SAP SE	3,700	370,597
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.6%
KION Group AG	2,500	169,356
INTEGRATED TELECOMMUNICATION SERVICES—1.0%
Deutsche Telekom AG	16,000	280,640
MULTI-LINE INSURANCE—1.3%
Allianz SE	2,000	380,738
PHARMACEUTICALS—1.1%
Bayer AG	2,600	321,691
TOTAL GERMANY
(Cost $1,576,095)		1,684,930

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Unaudited) (Continued) April 30, 2017

COMMON STOCKS—(CONT.)	SHARES	VALUE
HONG KONG—1.5%
CONSTRUCTION & ENGINEERING—0.7%
China State Construction International Holdings Ltd.	112,000	$202,950
INDUSTRIAL CONGLOMERATES—0.8%
CK Hutchison Holdings Ltd.	18,000	224,768
TOTAL HONG KONG
(Cost $382,116)		427,718
INDIA—1.5%
DIVERSIFIED BANKS—1.2%
HDFC Bank Ltd.	14,095	342,745
TOBACCO—0.3%
ITC Ltd.*	21,479	92,734
TOTAL INDIA
(Cost $310,594)		435,479
JAPAN—3.8%
AUTOMOBILE MANUFACTURERS—0.8%
Subaru Corp.	6,000	227,513
COMMODITY CHEMICALS—0.5%
Toray Industries, Inc.	15,000	132,780
DIVERSIFIED BANKS—1.2%
Mitsubishi UFJ Financial Group, Inc.	52,496	332,706
FOOD RETAIL—0.7%
Seven & i Holdings Co., Ltd.	4,600	194,311
LIFE & HEALTH INSURANCE—0.6%
T&D Holdings, Inc.*	12,000	178,467
TOTAL JAPAN
(Cost $1,029,823)		1,065,777
NETHERLANDS—1.9%
DIVERSIFIED BANKS—0.6%
ING Groep NV	11,000	179,287
FOOD RETAIL—0.4%
X5 Retail Group NV*,(a)	3,459	121,930
SEMICONDUCTOR EQUIPMENT—0.9%
ASML Holding NV#	1,950	257,107
TOTAL NETHERLANDS
(Cost $468,307)		558,324
NORWAY—0.5%
PACKAGED FOODS & MEATS—0.5%
Orkla ASA	16,000	145,158
(Cost $153,329)
PHILIPPINES—0.5%
DIVERSIFIED BANKS—0.5%
Metropolitan Bank & Trust Co.	74,840	125,967
(Cost $121,044)
SOUTH AFRICA—0.4%
DIVERSIFIED CHEMICALS—0.4%
Sasol Ltd.	3,690	113,053
(Cost $112,675)

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Unaudited) (Continued) April 30, 2017

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOUTH KOREA—1.5%
DIVERSIFIED BANKS—0.5%
Hana Financial Group, Inc.*	4,400	$151,137
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.0%
Samsung Electronics Co., Ltd.	146	286,259
TOTAL SOUTH KOREA
(Cost $341,429)		437,396
SPAIN—1.2%
DIVERSIFIED BANKS—0.7%
Banco Santander SA*	30,000	195,499
ELECTRIC UTILITIES—0.5%
Iberdrola SA	20,000	143,769
TOTAL SPAIN
(Cost $296,729)		339,268
SWEDEN—0.9%
DIVERSIFIED BANKS—0.9%
Nordea Bank AB*	21,000	258,265
(Cost $217,862)
SWITZERLAND—1.8%
IT CONSULTING & OTHER SERVICES—0.6%
Luxoft Holding, Inc.*	2,543	156,776
PACKAGED FOODS & MEATS—1.2%
Nestle SA	4,500	346,592
TOTAL SWITZERLAND
(Cost $495,472)		503,368
TAIWAN—0.4%
RESTAURANTS—0.4%
Gourmet Master Co., Ltd.	12,000	120,293
(Cost $118,559)
UNITED KINGDOM—1.8%
HOUSEHOLD PRODUCTS—1.2%
Reckitt Benckiser Group PLC.	3,800	350,136
PHARMACEUTICALS—0.6%
GlaxoSmithKline PLC.	8,000	161,029
TOTAL UNITED KINGDOM
(Cost $518,480)		511,165
UNITED STATES—59.2%
AEROSPACE & DEFENSE—1.0%
General Dynamics Corp.	1,400	271,306
APPAREL ACCESSORIES & LUXURY GOODS—0.5%
PVH Corp.	1,350	136,391
APPAREL RETAIL—0.5%
The Gap, Inc.	5,300	138,860
APPLICATION SOFTWARE—0.6%
salesforce.com, Inc.*	1,800	155,016
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
WisdomTree Investments, Inc.	12,000	100,200
AUTO PARTS & EQUIPMENT—0.8%
WABCO Holdings, Inc.*	2,000	237,740

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Unaudited) (Continued) April 30, 2017

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
BIOTECHNOLOGY—3.0%
ACADIA Pharmaceuticals, Inc.*	2,500	$85,825
Biogen, Inc.*	250	67,803
BioMarin Pharmaceutical, Inc.*	1,100	105,424
Celgene Corp.*	1,900	235,695
Clovis Oncology, Inc.*	1,500	86,835
Incyte Corp.*	700	86,996
Vertex Pharmaceuticals, Inc.*	1,500	177,450
		846,028
BREWERS—0.6%
Molson Coors Brewing Co., Cl. B	1,800	172,602
BROADCASTING—1.1%
CBS Corp., Cl. B	4,650	309,504
BUILDING PRODUCTS—0.6%
Fortune Brands Home & Security, Inc.	2,700	172,098
CABLE & SATELLITE—3.0%
Comcast Corporation, Cl. A	22,000	862,180
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Allison Transmission Holdings, Inc.	6,000	232,080
CONSTRUCTION MATERIALS—0.7%
Vulcan Materials Co.	1,600	193,408
DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Visa, Inc., Cl. A	3,100	282,782
DIVERSIFIED BANKS—2.3%
JPMorgan Chase & Co.	6,300	548,100
Wells Fargo & Co.	2,000	107,680
		655,780
ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
AMETEK, Inc.	2,500	143,000
Rockwell Automation, Inc.	1,200	188,820
		331,820
FINANCIAL EXCHANGES & DATA—0.7%
IntercontinentalExchange Group, Inc.	3,500	210,700
HEALTH CARE EQUIPMENT—1.2%
DexCom, Inc.*	1,200	93,552
Medtronic PLC.	3,000	249,270
		342,822
HEALTH CARE TECHNOLOGY—0.8%
Medidata Solutions, Inc.*	3,500	229,005
HOME FURNISHING RETAIL—0.5%
Williams-Sonoma, Inc.	2,500	135,125
INDUSTRIAL CONGLOMERATES—1.1%
Honeywell International, Inc.	2,300	301,622
INDUSTRIAL GASES—0.5%
Air Products & Chemicals, Inc.	1,000	140,500
INDUSTRIAL MACHINERY—0.4%
Dover Corp.	1,300	102,544
INTEGRATED OIL & GAS—1.7%
Chevron Corp.	4,600	490,820

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Unaudited) (Continued) April 30, 2017

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
INTERNET RETAIL—2.3%
Amazon.com, Inc.*	700	$647,493
INTERNET SOFTWARE & SERVICES—4.6%
Alphabet, Inc., Cl. C*	800	724,768
Facebook, Inc., Cl. A*	3,700	555,925
Palantir Technologies, Inc., Cl. A*,@	3,176	19,310
		1,300,003
INVESTMENT BANKING & BROKERAGE—1.3%
Morgan Stanley	8,200	355,634
LIFE & HEALTH INSURANCE—1.3%
Lincoln National Corp.	3,500	230,755
MetLife, Inc.	2,700	139,887
		370,642
MANAGED HEALTH CARE—3.6%
Aetna, Inc.	4,300	580,801
UnitedHealth Group, Inc.	2,500	437,200
		1,018,001
MOVIES & ENTERTAINMENT—0.9%
The Walt Disney Co.	2,300	265,880
OIL & GAS EQUIPMENT & SERVICES—0.6%
Halliburton Company	4,000	183,520
OIL & GAS EXPLORATION & PRODUCTION—3.8%
EOG Resources, Inc.	2,800	259,000
Parsley Energy, Inc., Cl. A*	6,000	178,740
Pioneer Natural Resources Co.	3,000	518,970
Whiting Petroleum Corp.*	12,000	99,600
		1,056,310
OTHER DIVERSIFIED FINANCIAL SERVICES—2.1%
Bank of America Corp.	25,000	583,500
PHARMACEUTICALS—1.1%
Bristol-Myers Squibb Co.	5,650	316,683
SEMICONDUCTORS—2.9%
Ambarella Inc*	2,500	140,550
Broadcom Ltd.	2,450	540,984
NVIDIA Corp.	1,300	135,590
		817,124
SPECIALTY CHEMICALS—1.3%
PPG Industries, Inc.	1,700	186,728
The Sherwin-Williams Co.	500	167,340
		354,068
SYSTEMS SOFTWARE—1.8%
Choicestream, Inc.*,@,(b)	1,969	–
Microsoft Corp.	5,500	376,530
Proofpoint, Inc.*	1,700	128,129
		504,659
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.8%
Apple, Inc.	5,000	718,250
Western Digital Corp.	4,000	356,280
		1,074,530

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Unaudited) (Continued) April 30, 2017

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED STATES—(CONT.)
TOBACCO—1.5%
Philip Morris International, Inc.	3,800	$421,192
TRADING COMPANIES & DISTRIBUTORS—0.7%
Fastenal Co.	3,000	134,040
HD Supply Holdings, Inc.*	1,850	74,555
		208,595
TRUCKING—0.6%
Old Dominion Freight Line, Inc.	2,000	177,040
TOTAL UNITED STATES
(Cost $15,018,597)		16,705,807
TOTAL COMMON STOCKS
(Cost $23,978,954)		27,188,741
PREFERRED STOCKS—1.1%	SHARES	VALUE
UNITED STATES—1.1%
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc., Series D*,@,(b)	33,858	114,440
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc., Cl. B*,@	12,951	78,742
Palantir Technologies, Inc., Cl. D*,@	1,687	10,257
		88,999
PHARMACEUTICALS—0.4%
Intarcia Therapeutics, Inc., Series DD*,@	1,728	98,185
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., Cl. A*,@,(b)	16,980	–
Choicestream, Inc., Cl. B*,@,(b)	36,618	–
		–
TOTAL UNITED STATES
(Cost $340,541)		301,624
TOTAL PREFERRED STOCKS
(Cost $340,541)		301,624
WARRANTS—0.0%	SHARES	VALUE
UNITED STATES—0.0%
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., 6/22/26@,(b)	4,637	–
(Cost $4,633)
CORPORATE BONDS—0.0%		VALUE
UNITED STATES—0.0%
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., 11.00%, 8/05/18*@,(b)	4,637	–
(Cost $5)

ALGER GLOBAL GROWTH FUND
Schedule of Investments (Unaudited) (Continued) April 30, 2017

SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
UNITED STATES—0.2%
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	55,986	$63,589
(Cost $55,986)
Total Investments
(Cost $24,380,119)(c)	97.5%	27,553,954
Other Assets in Excess of Liabilities	2.5%	708,498
NET ASSETS	100.0%	$28,262,452

# American Depositary Receipts.
(a) Global Depositary Receipts.
(b) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(c) At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $24,553,853, amounted to $3,000,101 which consisted of aggregate gross unrealized appreciation of
$3,618,527 and aggregate gross unrealized depreciation of $618,426.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2017
Choicestream, Inc.	03/14/14	$571	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18	08/04/16	5	0.00%	0	0.00%
Choicestream, Inc., 6/22/26	08/04/16	4,633	0.02%	0	0.00%
Choicestream, Inc., Cl. A	12/17/13	13,579	0.03%	0	0.00%
Choicestream, Inc., Cl. B	07/10/14	21,971	0.05%	0	0.00%
Intarcia Therapeutics, Inc., Series
DD	03/27/14	55,970	0.14%	98,185	0.35%
JS Kred SPV I, LLC.	06/26/15	55,986	0.15%	63,589	0.22%
Palantir Technologies, Inc., Cl. A	10/07/14	20,666	0.05%	19,310	0.07%
Palantir Technologies, Inc., Cl. B	10/07/14	85,521	0.22%	78,742	0.28%
Palantir Technologies, Inc., Cl. D	10/14/14	11,139	0.03%	10,257	0.03%
Prosetta Biosciences, Inc., Series D	02/06/15	152,361	0.40%	114,440	0.41%
Total				$384,523	1.36%

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities April 30, 2017 (Unaudited)

Alger Global Growth
Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$27,439,514
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedules of investments	114,440
Cash and cash equivalents	866,898
Receivable for investment securities sold	650,994
Receivable for shares of beneficial interest sold	35,406
Dividends and interest receivable	71,051
Receivable from Investment Manager	18,383
Prepaid expenses	66,734
Total Assets	29,263,420

LIABILITIES:
Payable for investment securities purchased	784,385
Payable for shares of beneficial interest redeemed	121,914
Accrued investment advisory fees	18,356
Accrued transfer agent fees	18,836
Accrued distribution fees	7,580
Accrued administrative fees	631
Accrued shareholder administrative fees	356
Accrued other expenses	48,910
Total Liabilities	1,000,968
NET ASSETS	$28,262,452

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	27,756,187
Undistributed net investment income (accumulated loss)	(69,245)
Undistributed net realized gain (accumulated realized loss)	(2,597,425)
Net unrealized appreciation on investments	3,172,935
NET ASSETS	$28,262,452
* Identified cost	$24,186,999
** Identified cost	$193,120
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

Alger Global Growth
Fund

NET ASSETS BY CLASS:
Class A	$19,697,005
Class C	$4,337,409
Class I	$206,676
Class Z	$4,021,362

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	892,194
Class C	207,022
Class I	9,651
Class Z	178,960

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$22.08
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$23.30
Class C — Net Asset Value Per Share Class C	$20.95
Class I — Net Asset Value Per Share Class I	$21.41
Class Z — Net Asset Value Per Share Class Z	$22.47
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statement of Operations For the six months ended April 30, 2017 (Unaudited)

Alger Global Growth
Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$239,676
Interest	435
Total Income	240,111

EXPENSES:
Advisory fees — Note 3(a)	112,852
Distribution fees — Note 3(c)
Class A	24,566
Class C	22,732
Class I	277
Shareholder administrative fees — Note 3(f)	2,197
Administration fees — Note 3(b)	3,879
Custodian fees	23,778
Transfer agent fees and expenses — Note 3(f)	19,940
Printing fees	13,395
Professional fees	74,581
Registration fees	34,830
Trustee fees — Note 3(g)	602
Fund accounting fees	3,717
Miscellaneous	13,408
Total Expenses	350,754
Less, expense reimbursements/waivers — Note 3(a)	(130,085)
Net Expenses	220,669
NET INVESTMENT INCOME	19,442

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	530,403
Net realized (loss) on foreign currency transactions	(3,474)
Net change in unrealized appreciation on investments and foreign currency	2,257,895
Net realized and unrealized gain on investments and foreign currency	2,784,824
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,804,266
* Foreign withholding taxes	$13,303
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Statements of Changes in Net Assets (Unaudited)

	Alger Global Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment income	$19,442	$136,869
Net realized gain on investments and foreign currency	526,929	275,386
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	2,257,895	(1,191,444)
Net increase (decrease) in net assets resulting from operations	2,804,266	(779,189)

Dividends and distributions to shareholders from:
Net investment income:
Class A	(197,659)	—
Class C	(14,615)	—
Class I	(10,440)	—
Class Z	(42,673)	—
Total dividends and distributions to shareholders	(265,387)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,870,527)	(3,892,139)
Class C	(807,080)	131,502
Class I	(189,578)	(1,522,028)
Class Z	118,444	1,377,702
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(2,748,741)	(3,904,963)
Total decrease	(209,862)	(4,684,152)

Net Assets:
Beginning of period	28,472,314	33,156,466
END OF PERIOD	$28,262,452	$28,472,314
Undistributed net investment income (accumulated loss)	$(69,245)	$176,700
See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$20.20	$20.65	$20.79	$18.76	$15.42	$15.11
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	0.02	0.10	(0.01)	(0.02)	(0.01)	(0.06)
Net realized and unrealized gain (loss)
on investments	2.07	(0.55)	(0.13)	2.05	3.41	0.37
Total from investment operations	2.09	(0.45)	(0.14)	2.03	3.40	0.31
Dividends from net investment income	(0.21)	–	–	–	(0.06)	–
Net asset value, end of period	$22.08	$20.20	$20.65	$20.79	$18.76	$15.42
Total return(iii)	10.40%	(2.18)%	(0.67)%	10.82%	22.20%	2.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$19,697	$19,805	$24,269	$30,542	$33,657	$41,051
Ratio of gross expenses to average
net assets	2.36%	2.37%	2.03%	1.98%	2.35%	2.29%
Ratio of expense reimbursements to
average net assets	(0.86)%	(0.87)%	(0.53)%	(0.48)%	(0.33)%	–
Ratio of net expenses to average net
assets	1.50%	1.50%	1.50%	1.50%	2.02%	2.29%
Ratio of net investment income (loss) to
average net assets	0.20%	0.52%	(0.07)%	(0.08)%	(0.07)%	(0.38)%
Portfolio turnover rate	81.74%	138.05%	143.87%	81.13%	96.45%	84.55%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund			Class C
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2017	(i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$19.11	$19.69	$19.97	$18.15	$14.97	$14.79
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.06)	(0.04)	(0.17)	(0.16)	(0.13)	(0.16)
Net realized and unrealized gain (loss)
on investments	1.96	(0.54)	(0.11)	1.98	3.31	0.34
Total from investment operations	1.90	(0.58)	(0.28)	1.82	3.18	0.18
Dividends from net investment income	(0.06)	–	–	–	–	–
Net asset value, end of period	$20.95	$19.11	$19.69	$19.97	$18.15	$14.97
Total return(iii)	9.96%	(2.95)%	(1.40)%	10.03%	21.24%	1.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,337	$4,720	$4,730	$5,392	$4,888	$4,048
Ratio of gross expenses to average
net assets	3.11%	3.13%	2.80%	2.75%	3.13%	3.06%
Ratio of expense reimbursements to
average net assets	(0.86)%	(0.88)%	(0.55)%	(0.50)%	(0.40)%	–
Ratio of net expenses to average net
assets	2.25%	2.25%	2.25%	2.25%	2.73%	3.06%
Ratio of net investment income (loss) to
average net assets	(0.56)%	(0.23)%	(0.82)%	(0.83)%	(0.81)%	(1.08)%
Portfolio turnover rate	81.74%	138.05%	143.87%	81.13%	96.45%	84.55%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund			Class I
					From 5/31/2013
	Six months ended 4/30/2017 (i)	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014	(commencement of operations) to 10/31/2013 (ii)
Net asset value, beginning of period	$20.36	$20.78	$20.87	$18.78	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.05	0.17	0.04	0.03	0.03
Net realized and unrealized gain (loss)
on investments	2.03	(0.59)	(0.13)	2.06	1.92
Total from investment operations	2.08	(0.42)	(0.09)	2.09	1.95
Dividends from net investment income	(1.03)	–	–	–	–
Net asset value, end of period	$21.41	$20.36	$20.78	$20.87	$18.78
Total return(iv)	10.52%	(2.02)%	(0.43)%	11.13%	11.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$207	$384	$1,914	$1,646	$1,296
Ratio of gross expenses to average
net assets	4.61%	2.33%	2.02%	1.94%	2.97%
Ratio of expense reimbursements to
average net assets	(3.36)%	(1.08)%	(0.77)%	(0.69)%	(1.72)%
Ratio of net expenses to average net
assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	0.47%	0.86%	0.17%	0.17%	0.47%
Portfolio turnover rate	81.74%	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL GROWTH FUND
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Growth Fund			Class Z
					From 5/31/2013
	Six months ended 4/30/2017(i)	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014	(commencement of operations) to 10/31/2013 (ii)
Net asset value, beginning of period	$20.55	$20.92	$20.95	$18.80	$16.83
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.07	0.19	0.09	0.06	0.04
Net realized and unrealized gain (loss)
on investments	2.09	(0.56)	(0.12)	2.09	1.93
Total from investment operations	2.16	(0.37)	(0.03)	2.15	1.97
Dividends from net investment income	(0.24)	–	–	–	–
Net asset value, end of period	$22.47	$20.55	$20.92	$20.95	$18.80
Total return(iv)	10.60%	(1.77)%	(0.14)%	11.44%	11.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,021	$3,563	$2,243	$1,308	$112
Ratio of gross expenses to average
net assets	2.25%	2.36%	2.20%	3.72%	12.42%
Ratio of expense reimbursements to
average net assets	(1.16)%	(1.31)%	(1.21)%	(2.73)%	(11.43)%
Ratio of net expenses to average net
assets	1.09%	1.05%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to
average net assets	0.63%	0.92%	0.44%	0.30%	0.62%
Portfolio turnover rate	81.74%	138.05%	143.87%	81.13%	96.45%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
Alger Global Growth Fund (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of
Massachusetts. The Fund qualifies as an investment company as defined in Financial
Accounting Standards Board Accounting Standards Codification 946-Financial Services –
Investment Companies. The Fund’s investment objective is long-term capital appreciation.
It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries. The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the pro rata allocation of the Fund’s expense other than a Class Expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets) to a share class.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

The industry classifications of the Funds’ investments, as presented in the accompanying
Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the
Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Global Industry Classification Standard (GICS).

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The Fund’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Fund’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-
dividend date. The Fund declares and pays dividends from net investment income annually.
Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Lending of Fund Securities: The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectus. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Fund may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Fund is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Fund. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2017.
(g) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Fund’s tax returns remains open for the tax years 2013-2016.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the
Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management”
or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April
30, 2017, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Actual Rate
Alger Global
Growth Fund(a)	0.800%	0.700%	0.800%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Effective March 1, 2017, Alger Management has established expense caps for the share classes, through February 28, 2018, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

					FEES WAIVED /
					REIMBURSED FOR
					THE SIX MONTHS
		CLASS			ENDED
	A	C	I	Z	APRIL 30, 2017
Alger Global Growth Fund	1.50%	2.25%	1.25%	1.09%	$130,085

Fred Alger Management Inc., may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.
(c) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.
(d) Sales Charges: Purchases and sales of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the six months ended April 30, 2017, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor”
or “Alger Inc.”), were approximately $1,265 and $57, respectively. The initial sales charges and contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.
(e) Brokerage Commissions: During the six months ended April 30, 2017, the Fund paid Alger
Inc. $7,153 in connection with securities transactions.
(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services. The Fund compensates Alger Management at the annual rate of
0.0165% of the respective average daily net assets of Class A and Class C shares and 0.01%
of the respective average daily net assets of the Class I and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2017,
Alger Management charged back $8,202 to the Fund for these services, which are included in transfer agent fees and expenses in the accompanying Statement of Operations.

(g) Trustees’ Fees: Effective March 1, 2016, each Independent Trustee receives a fee of
$27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional
Funds, The Alger Funds II, The Alger Portfolios and Alger Global Fund, each of which is a registered investment company managed by Fred Alger Management, Inc. The Independent
Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit Committee

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the
Alger Fund Complex.
(h) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2017.
(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of
Alger Management and Alger Inc. At April 30, 2017, Alger Management and its affiliated entities owned the following shares of the Fund:

	SHARE CLASS
	I	Z
Alger Global Growth Fund	6,245	20,176

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Fund for the six months ended
April 30, 2017:

	PURCHASES	SALES
Alger Global Growth Fund	$22,599,741	$25,034,678

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowings:
The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(h). For the six months ended April 30, 2017, the Fund had no such borrowings.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:
(a) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. Transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Growth Fund
Class A:
Shares sold	12,074	$254,734	26,306	$527,477
Dividends reinvested	8,728	181,187	—	—
Shares redeemed	(109,154)	(2,306,448)	(220,777)	(4,419,616)
Net decrease	(88,352)	$(1,870,527)	(194,471)	$(3,892,139)
Class C:
Shares sold	4,790	$96,400	36,112	$700,092
Dividends reinvested	684	13,517	—	—
Shares redeemed	(45,473)	(916,997)	(29,364)	(568,590)
Net increase (decrease)	(39,999)	$(807,080)	6,748	$131,502
Class I:
Shares sold	—	$—	10,971	$219,633
Dividends reinvested	505	10,158	—	—
Shares redeemed	(9,697)	(199,736)	(84,234)	(1,741,661)
Net decrease	(9,192)	$(189,578)	(73,263)	$(1,522,028)
Class Z:
Shares sold	30,870	$667,069	95,159	$1,973,446
Dividends reinvested	1,159	24,451	—	—
Shares redeemed	(26,498)	(573,076)	(28,953)	(595,744)
Net increase	5,531	$118,444	66,206	$1,377,702

NOTE 7 — Income Tax Information:
At October 31, 2016, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,973,963 which expires in 2017. Such amounts may be applied against future net realized gains until the earlier of their utilization or expiration. During the year ended October 31, 2016 the Fund utilized $132,708 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, the realization of unrealized appreciation of passive foreign investment companies, and partnership basis adjustments.

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics,

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,005,147	$2,495,433	$509,714	—
Consumer Staples	1,961,751	832,820	1,128,931	—
Energy	2,517,538	2,019,628	497,910	—
Financials	5,546,825	2,856,424	2,690,401	—
Health Care	3,235,259	2,752,539	482,720	—
Industrials	2,631,919	2,034,845	597,074	—
Information Technology	6,377,552	5,009,398	1,348,844	19,310	*
Materials	1,272,084	687,976	584,108	—
Real Estate	216,257	216,257	—	—
Telecommunication Services	280,640	—	280,640	—
Utilities	143,769	—	143,769	—
TOTAL COMMON STOCKS	$27,188,741	$18,905,320	$8,264,111	$19,310
CORPORATE BONDS
Information Technology	—	—	—	—*
PREFERRED STOCKS
Health Care	212,625	—	—	212,625
Information Technology	88,999	—	—	88,999	*
TOTAL PREFERRED STOCKS	$301,624	—	—	$301,624
SPECIAL PURPOSE VEHICLE
Financials	63,589	—	—	63,589
WARRANTS
Information Technology	—	—	—	—*
TOTAL INVESTMENTS IN
SECURITIES	$27,553,954	$18,905,320	$8,264,111	$384,523

*Alger Global Growth Fund’s shares of Choicestream Inc. common stock, preferred stock, warrants and corporate bonds are classified as a Level 3 investment and are fair valued at zero as of April 30, 2017.

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Global Growth Fund	Common Stocks
Opening balance at November 1, 2016	$24,296
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(4,986)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	19,310
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(4,986)

Alger Global Growth Fund	Corporate Bonds
Opening balance at November 1, 2016	$4,637
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(4,637)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(4,637)

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Global Growth Fund	Preferred Stocks
Opening balance at November 1, 2016	$368,937
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(67,313)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	301,624
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(67,313)

Special Purpose
Alger Global Growth Fund	Vehicle
Opening balance at November 1, 2016	$58,175
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	5,414
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	63,589
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$5,414

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Global Growth Fund	Warrants
Opening balance at November 1, 2016	$4,544
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(4,544)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(4,544)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2017. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted
	April 30, 2017	Methodology	Input	Range/Input	Average Inputs
Alger Global Growth Fund
Common Stock	$-	Income	Discount Rate	40%	N/A
Approach
Common Stock	19,310	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	0	Income	Discount Rate	40%	N/A
Approach
Preferred Stocks	88,999	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	98,185	Market	Scenario	80 to 100%	N/A
		Approach	Probability
			Time to Exit	1.0-2.5 Years
			Volatility	67.8%
Preferred Stocks	114,440	Income	Discount Rate	35.5-39.5%	N/A
Approach
Warrants	0	Income	Discount Rate	40%	N/A
Approach

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Corporate Bonds	0	Income	Discount Rate	40%	N/A
		Approach
Special Purpose Vehicle	63,589	Market	Revenue Multiple	2.6x-3.1x	N/A
		Approach

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and
EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

On April 30, 2017, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2017, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Global Growth Fund	$866,897	$(112)	$867,010	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no open derivative instruments as of April 30, 2017.

NOTE 10 — Principal Risks:
In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The
Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Funds invest in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Funds may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Funds may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Funds to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Fund because the
Fund or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2017. Purchase and sale transactions and interest income earned during the period were as follows:

Alger Global Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Shares/Par			Shares/Par
	at			at		Realized	Value at
	October 31,	Purchases/	Sales/	April		Gain	April
Security	2016	Conversion	Conversion	30, 2017	Interest Income	(Loss)	30, 2017

Alger Global Growth Fund
Common Stock
Choicestream, Inc.*	1,969	–	–	1,969	–	–	$0
Preferred Stocks
Choicestream, Inc.
Series A and B*	53,598	–	–	53,598	–	–	0
Prosetta
Biosciences, Inc.,
Series D*	33,858	–	–	33,858	–	–	114,440
Corporate Bonds
Choicestream, Inc.,
11.0%, 8/05/18	4,637	–	–	4,637	–	–	0
Warrants
Choicestream,
Inc.6/22/26*	4,637	–	–	4,637	–	–	0
* Non-income producing security.

NOTE 12 — Subsequent Events:
Management of the Fund has evaluated events that have occurred subsequent to April 30,
2017 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2016 and ending April 30, 2017.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2016	April 30, 2017	April 30, 2017(a)	April 30, 2017(b)
Alger Global Growth Fund
Class A	Actual	$1,000.00	$1,104.03	$7.83	1.50%
	Hypothetical(c)	1,000.00	1,017.36	7.50	1.50
Class C	Actual	1,000.00	1,099.64	11.71	2.25
	Hypothetical(c)	1,000.00	1,013.64	11.23	2.25
Class I	Actual	1,000.00	1,105.21	6.52	1.25
	Hypothetical(c)	1,000.00	1,018.60	6.26	1.25
Class Z	Actual	1,000.00	1,105.99	5.69	1.09
	Hypothetical(c)	1,000.00	1,019.39	5.46	1.09

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —	Yes	No
to offer our products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions ? Call 1-800-342-2186

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from you account
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarter. The Fund’s Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Fund makes publicly available its respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This

ALGER GLOBAL GROWTH FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

agreement must be approved by the Fund’s Chief Compliance Officer, President, Secretary
or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Fund. Such information will include, but not be limited to, relative weightings and characteristics of the Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Fund at (800) 992-
3863 to obtain such information.

ALGER GLOBAL GROWTH FUND

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of Alger
Global Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

AGSAR

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the
Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-
2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b)
under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Growth Fund

By: /s/Hal Liebes

Hal Liebes

President

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: June 27, 2017

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 27, 2017